EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Doug Farrell

Vice President of Investor Relations

408-731-5285

AFFYMETRIX REPORTS FIRST QUARTER 2006 RESULTS

Santa Clara, Calif. — April 20, 2006 — Affymetrix, Inc., (Nasdaq: AFFX) today reported its operating results for the first quarter of 2006. On a GAAP basis the Company reported net income of approximately $1.8 million or $0.03 per diluted share in the first quarter of 2006, as compared to net income of $16.2 million or $0.24 per diluted share in the first quarter of 2005. On January 1, 2006, the Company adopted FAS 123R and is reporting employee stock-based compensation expense in its GAAP results. Excluding the impact of FAS 123R, the Company reported non-GAAP net income of approximately $4.2 million or $0.06 per diluted share in the first quarter of 2006.

Total revenue for the quarter was $86.4 million, of which $5.3 million was related to the sale of products to Perlegen Sciences, Inc., as compared to total revenue of $88.6 million in the first quarter of 2005, of which $2.2 million was related to the sale of products to Perlegen.

Product and product related revenue was $79.2 million for the first quarter of 2006, compared to $84.9 million in the same period in 2005.

First quarter sales included GeneChip® consumable revenue of $62.7 million, consisting of array revenue of $43.2 million, reagent revenue of $10.5 million, services revenue of $3.7 million and $5.3 million of Perlegen revenue. Additionally, the Company reported instrument revenue of $12.3 million. Affymetrix shipped 43 GeneChip Systems in the quarter, increasing the cumulative systems shipped to approximately 1420.

Royalties and other revenue were $1.9 million for the first quarter of 2006 compared to $1.6 million in the first quarter of 2005.

Total operating costs and expenses were $89.4 million for the first quarter of 2006 compared to $69.8 million in the first quarter of 2005.

Cost of product and product related revenue was $25.5 million in the first quarter of 2006 compared to $21.8 million in the same period of 2005.  Product and product related gross margin was 67.8 percent in the first quarter of 2006 compared to 74.3 percent in the first quarter of 2005.

Research and development expenses were $23.5 million during the first quarter of 2006 compared to $17.1 million in the first quarter of 2005.

Selling, general and administrative expenses were $38.8 million for the first quarter of 2006 compared to $29.6 million in the first quarter of 2005.

Quarterly Highlights

RNA analysis

•                  Affymetrix extended its GeneChip Exon Array product line with the launch of the Mouse and Rat Exon 1.0 ST Arrays. Syntenic design across the three species provides researchers with an easier way to perform comparative genomics between model systems and humans. Exon arrays enable a deeper understanding of alternative splicing on a whole-genome scale on a single array.

•                  Affymetrix expanded its gene expression portfolio by launching nine Tiling Array products for five different organisms including Human, Mouse, Arabidopsis, S. cerevisiae, and S. pombe. These products enable genome-wide monitoring and discovery of RNA expression patterns, mapping sites of DNA-protein interactions and investigation of epigenomic changes like methylation or acetylation.

•                  The Company partnered with Iconix Pharmaceuticals, Inc. to develop a database for pharmaceutical customers investigating the toxicological and pharmacological properties of drugs and drug candidates. Together, Affymetrix’ GeneChip expression arrays and Iconix’ analysis methods will provide detailed toxicology information that will help scientists to better prioritize candidates and make preclinical development decisions faster than ever before.

DNA analysis

•                  Affymetrix announced that Korea’s National Institutes of Health (NIH) and Center for Disease Control and Prevention will use the Affymetrix GeneChip Human Mapping 500K Array Set for a series of groundbreaking genome-wide association studies in critical disease areas, including diabetes, hypertension, asthma and metabolic syndrome. This study will generate more than 10 billion individual genotypes from 20,000 human DNA samples to help identify the genetic causes of these diseases.

•                  Using the Affymetrix GeneChip Mapping 100K Array, researchers led by the Boston University School of Medicine identified a common genetic variant associated with a higher risk of obesity. Published in the April 14, 2006 issue of Science, the discovery of this predisposing genetic signature may enable better design of therapies to treat obesity.

Licensing

•                  Abbott Molecular, a division of Abbott, obtained a royalty-bearing, non-exclusive, worldwide license to a number of Affymetrix patents that will allow it to manufacture and sell comparative genomic hybridization (CGH) microarrays, related readers and software in the research and diagnostics field.

Governance

•                  Elected Robert H. Trice, Ph.D., senior vice president for business development at Lockheed Martin Corporation, to the Affymetrix Board of Directors. Since joining Lockheed Martin in 1996, he has held several senior management positions and has overseen many international aspects of the business.

•                  Appointed Susan D. Desmond-Hellmann, M.D., M.P.H. to the Compensation Committee of the Affymetrix Board of Directors. Dr. Desmond-Hellmann is President, Product Development at Genentech, Inc. and has served as a director since 2004.

Affymetrix’ management team will host a conference call on April 20, 2006 at 2:00 p.m. PT to review its operating results for the first quarter of 2006. A live webcast can be accessed by visiting the Investor Relations section of the Company’s website at www.affymetrix.com. In addition, investors and other interested parties can listen by dialing domestic: (866) 500-2339, international: (706) 643-2771.

A replay of this call will be available from 5:00 p.m. PT on April 20, 2006 until 8:00 p.m. PT on April 27, 2006 at the following numbers: domestic: (800) 642-1687; international: (706) 645-9291. The passcode for both is 7725576. An archived webcast of the conference call will be available under the Investor Relations section of the Company’s website at www.affymetrix.com.

About Affymetrix

Affymetrix scientists invented the world’s first high-density microarray in 1989 and began selling the first commercial microarray in 1994. Since then, Affymetrix GeneChip® technology has become the industry standard in molecular biology research. Affymetrix technology is used by the world’s top pharmaceutical, diagnostic and biotechnology companies as well as leading academic, government and not-for-profit research institutes. More than 1,400 systems have been installed around the world and nearly 4,000 peer-reviewed papers have been published using the technology. Affymetrix’ patented photolithographic manufacturing process provides the most information capacity available today on an array, enabling researchers to use a whole-genome approach to analyzing the relationship between genetics and health. Affymetrix is headquartered in Santa Clara, Calif., with manufacturing facilities in Sacramento, Calif., and Bedford, Mass. The company maintains important sales and marketing operations in Europe and Asia and has about 1,100 employees worldwide. For more information about Affymetrix, please visit the company’s website at www.affymetrix.com.

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with GAAP, the Company’s earnings release contains non-GAAP financial measures that exclude the effects of non-cash equity-based stock compensation expense as a result of the Company’s adoption of FAS 123R on January 1, 2006. The Company believes that the presentation of results excluding non-cash equity-based stock compensation expense provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results. The Company is using the Modified Prospective Method in its adoption of FAS 123R and as such, will not restate prior year results for the impact of employee stock option expensing. Therefore, the Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods. A reconciliation between the Company’s results of operations on a GAAP and non-GAAP basis for the periods reported is included as part of the condensed consolidated statements of operations at the end of the Company’s earnings release.

The Company uses these non-GAAP financial measures when evaluating its financial results as well as for internal planning and forecasting purposes. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

All statements in this press release that are not historical are "forward-looking statements" under the federal securities laws. Such statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to: risks related to the Company's ability to achieve and sustain higher levels of revenue and improved gross margins and operating income; uncertainties relating to technological approaches, manufacturing (including risks related to achieving hoped-for manufacturing yields and resolving manufacturing problems) and product development; uncertainties relating to changes in senior management personnel and structure; uncertainties related to cost and pricing of Affymetrix products; risks relating to dependence on collaborative partners; uncertainties relating to sole source suppliers; uncertainties relating to FDA and other regulatory approvals; competition; risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in Affymetrix' Form 10-K for the year ended December 31, 2005 and other SEC reports, including its Form 10-Q reports for subsequent periods. Affymetrix expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Affymetrix' expectations or any change in events, conditions, or circumstances on which any such statements are based.

PLEASE NOTE:

Affymetrix, the Affymetrix logo and GeneChip are trademarks owned or used by Affymetrix, Inc.

— Financial Charts to Follow —

AFFYMETRIX, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	March 31, 2006	December 31, 2005
		(Note 1)
ASSETS
Current assets:
Cash and cash equivalents	$104,492	$100,236
Available-for-sale securities – short-term	149,804	184,696
Accounts receivable	70,606	93,028
Accounts receivable from Perlegen Sciences	6,236	4,082
Inventories	40,702	35,980
Deferred tax assets – current portion	22,218	22,117
Prepaid expenses and other current assets	10,648	12,622
Total current assets	404,706	452,761
Available-for-sale securities – long-term	22,515	—
Property and equipment, net	99,894	85,560
Acquired technology rights, net	59,442	61,426
Goodwill	124,063	124,498
Deferred tax assets – long-term portion	13,436	13,436
Notes receivable from employees	1,839	1,824
Other assets	28,019	27,318
	$753,914	$766,823

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$50,054	$71,551
Deferred revenue — current portion	39,577	35,644
Total current liabilities	89,631	107,195
Deferred revenue — long-term portion	10,706	15,606
Other long-term liabilities	4,563	4,184
Convertible notes	120,000	120,000
Stockholders’ equity:
Common stock	675	672
Additional paid-in capital	621,567	624,727
Deferred stock compensation	—	(10,799)
Accumulated other comprehensive loss	(1,518)	(1,227)
Accumulated deficit	(91,710)	(93,535)
Total stockholders’ equity	529,014	519,838
	$753,914	$766,823

Note 1:                             The condensed consolidated balance sheet at December 31, 2005 has been derived from the audited consolidated financial statements at that date included in the Company’s Form 10-K for the fiscal year ended December 31, 2005.

AFFYMETRIX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Revenue:
Product sales	$65,972	$73,551
Product related revenue	13,243	11,317
Total product and product related revenue	79,215	84,868
Royalties and other revenue	1,876	1,560
Revenue from Perlegen Sciences	5,300	2,187
Total revenue	86,391	88,615

Costs and expenses:
Cost of product sales	19,074	19,279
Cost of product related revenue	6,441	2,505
Cost of revenue from Perlegen Sciences	1,584	1,242
Research and development	23,501	17,090
Selling, general and administrative	38,766	29,597
Stock-based compensation	—	83
Total costs and expenses	89,366	69,796
(Loss) income from operations	(2,975)	18,819
Interest income and other, net	4,287	714
Interest expense	(424)	(427)

Income before income taxes	888	19,106
Income tax benefit (provision)	937	(2,888)
Net income	$1,825	$16,218

Basic net income per common share	$0.03	$0.26
Diluted net income per common share	$0.03	$0.24

Shares used in computing basic net income per share	67,213	62,351
Shares used in computing diluted net income per share	68,680	69,081

AFFYMETRIX, INC.

RECONCILIATION OF NON-GAAP ADJUSTMENTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended March 31, 2006			Three Months Ended March 31, 2005
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue:
Product sales	$65,972	$—	$65,972	$73,551	$—	$73,551
Product related revenue	13,243	—	13,243	11,317	—	11,317
Total product and product related revenue	79,215	—	79,215	84,868	—	84,868
Royalties and other revenue	1,876	—	1,876	1,560	—	1,560
Revenue from Perlegen Sciences	5,300	—	5,300	2,187	—	2,187
Total revenue	86,391	—	86,391	88,615	—	88,615

Costs and expenses:
Cost of product sales (1)	19,074	(341)	18,733	19,279	—	19,279
Cost of product related revenue	6,441	—	6,441	2,505	—	2,505
Cost of revenue from Perlegen Sciences	1,584	—	1,584	1,242	—	1,242
Research and development (1)	23,501	(1,062)	22,439	17,090	—	17,090
Selling, general and administrative (1)	38,766	(2,360)	36,406	29,597	—	29,597
Stock-based compensation (2)	—	—	—	83	(83)	—
Total costs and expenses	89,366	(3,763)	85,603	69,796	(83)	69,713
(Loss) income from operations	(2,975)	3,763	788	18,819	83	18,902
Interest income and other, net	4,287	—	4,287	714	—	714
Interest expense	(424)	—	(424)	(427)	—	(427)

Income before income taxes	888	3,763	4,651	19,106	83	19,189
Income tax benefit (provision)(3)	937	(1,358)	(421)	(2,888)	(13)	(2,901)
Net income	$1,825	$2,405	$4,230	$16,218	$70	$16,288

Basic net income per common share	$0.03		$0.06	$0.26		$0.26
Diluted net income per common share	$0.03		$0.06	$0.24		$0.24

Shares used in computing basic net income per share	67,213		67,213	62,351		62,351
Shares used in computing diluted net income per share (4)	68,680		68,680	69,081		69,081

Explanations for Non-GAAP adjustments included in table above:

(1)	For the three months ended March 31, 2006, the Company has added back stock-based compensation expense recorded under FAS 123R to compute its non-GAAP operating results.
(2)

For the three months ended March 31, 2005, the Company has added back stock-based compensation expense recorded under prior accounting standards related to a fully vested restricted stock grant to a non-employee to compute its non-GAAP operating results and facilitate comparison of operating results across reporting periods.

(3)	Amount reflects the estimated tax impact on the above noted non-GAAP adjustments.
(4)

For the three months ended March 31, 2006, the Company did not adjust the shares used in computing non-GAAP diluted net income per share to conform to what the diluted shares would had been had it applied prior accounting standards. The difference between the shares calculated by applying FAS 123R and calculated under prior accounting standards was approximately 0.2 million shares.